As filed with the Securities and Exchange Commission on July 30, 1999

                                                Securities Act File No. 33-40332
                                        Investment Company Act File No. 811-6304

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                               [X]
                          Pre-Effective Amendment No.                        [ ]
                         Post-Effective Amendment No. 10                     [X]
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                Amendment No. 11                             [X]
                        (Check appropriate box or boxes)

                                   ----------

               Merrill Lynch Adjustable Rate Securities Fund, Inc. (Exact Name of Registrant as Specified in Charter)

              800 Scudders Mill Road, Plainsboro, New Jersey 08536
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (609) 282-2800

                                 Terry K. Glenn
               Merrill Lynch Adjustable Rate Securities Fund, Inc.
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
        Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                     (Name and Address of Agent for Service)

                                   ----------

                                   Copies to:
        Counsel for the Fund                      Michael J. Hennewinkel, Esq.
          BROWN & WOOD LLP                              MERRILL LYNCH
       One World Trade Center                          ASSET MANAGEMENT
   New York, New York 10048-0557                        P.O. Box 9011
Attention: Thomas R. (SM)ith, Jr., Esq.         Princeton, New Jersey 08543-9011
           Frank P. Bruno, Esq.

                                   ----------

It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

  Title of Securities Being Registered: Common Stock, par value $.10 per share.

================================================================================

The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                                            [LOGO] Merrill Lynch

                              SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED JULY 30, 1999

              Merrill Lynch Adjustable Rate Securities Fund, Inc.

                                                              September __, 1999

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

                                                                            PAGE

[CLIPART] KEY FACTS
--------------------------------------------------------------------------------

The Merrill Lynch Adjustable Rate Securities Fund at a Glance ............... 3

Risk/Return Bar Chart ....................................................... 5

Fees and Expenses ........................................................... 6

[CLIPART] DETAILS ABOUT THE FUND
--------------------------------------------------------------------------------

How the Fund Invests ........................................................ 8

Investment Risks ........................................................... 10

[CLIPART] YOUR ACCOUNT
--------------------------------------------------------------------------------

Merrill Lynch Select Pricing(SM) System .................................... 15

How to Buy, Sell, Transfer and Exchange Shares ............................. 20

Participation in Merrill Lynch Fee-Based Programs .......................... 24

[CLIPART] MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Merrill Lynch Asset Management ............................................. 27

Financial Highlights ....................................................... 28

[CLIPART] FOR MORE INFORMATION
--------------------------------------------------------------------------------

Shareholder Reports ................................................ Back Cover

Statement of Additional Information ................................ Back Cover


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

[CLIPART] Key Facts

In an effort to help you better
understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Mortgage backed securities -- securities backed by pools of mortgages that in many cases are guaranteed by government agencies such as Government National
Mortgage Association ("Ginnie Mae").

Asset backed securities -- debt
securities issued by a trust or other
legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Index -- a measure of value or rates.

Agencies -- entities that are part of or sponsored by the Federal government, such as Ginnie Mae, the Tennessee Valley
Authority or the Federal Housing
Administration.

THE MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND AT A GLANCE
--------------------------------------------------------------------------------

What is the Fund's investment objective?

The Fund's objective is to seek high current income consistent with a policy of limiting the degree of fluctuation in the net asset value of Fund shares from movements in interest rates.

What are the Fund's main investment strategies?

The Fund invests primarily in highly-rated mortgage backed and asset backed debt securities the interest from which changes based on changes in interest rates or indexes to which they are tied. In so doing, the Fund's manager attempts to keep the price of the Fund's shares relatively stable compared to a Fund that invests in securities with fixed interest rates. However, the Fund does not attempt to maintain a share price that is as stable as that typically found in a money market fund. Some securities in which the Fund invests may be guaranteed by the government or by the government agency or instrumentality issuing the security. We cannot guarantee that the Fund will achieve its objective.

What are the main risks of investing in the Fund?

As with any mutual fund, and despite the Fund manager's attempts to minimize share price fluctuation, the value of the Fund's investments -- and therefore the value of Fund shares -- may fluctuate. These changes may occur because the stock market or interest rates are rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments goes down, you may lose money.

Although highly-rated securities or securities that are guaranteed by the government or the issuer may involve minimal credit risk, changes in the value of the Fund's securities may occur in response to interest rate movements -- generally, when interest rates go up, the value of most mortgage backed and asset backed securities, like other fixed income instruments, goes down. Further, mortgage backed and asset backed securities involve special risks, including prepayment risk and extension risk, and may be more volatile than other fixed income securities of similar maturities. While the interest paid on adjustable rate securities may go up and down in response to changes in market interest rates or an index to which the security relates, these securities generally are subject to a maximum amount by which interest will fluctuate, and these securities may not adjust immediately upon changes in market or index rates. If an


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.              3

[CLIPART] Key Facts

adjustable rate security reaches the maximum level to which it will adjust, or does not adjust at the same time as a change in the market rate or index, it may decrease in value.

Although the Fund may invest in derivatives to hedge against risks in its portfolio, it is not bound to do so and the Fund cannot guarantee the success of any hedging strategies it does use. Derivatives may be volatile and subject to liquidity, leverage, credit and other types of risks.

Who should invest?

The Fund may be an appropriate investment for you if you:

      o Are investing with long term goals, such as retirement or funding a child's education

      o  Want a professionally managed portfolio

      o Are looking for an investment that provides income with minimal credit risk

      o Are willing to accept the risk that the value of your investment may decline as a result of interest rate movements


4             MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class B shares for the periods shown. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of the Lehman Brothers Short-Government Index (1-2 yr.) and the Salomon Six Month Treasury Bill. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

  [The following data was represented as a bar chart in the printed material)

        1992      1993      1994       1995      1996      1997      1998
        ----      ----      ----       ----      ----      ----      ----
        2.84%     2.83%    (0.14)%     8.13%     6.16%     5.53%     3.76%

During the period shown in the bar chart, the highest return for a quarter was 2.89% (quarter ended March 31, 1995) and the lowest return for a quarter was -0.87% (quarter ended June 30, 1994.) The Fund's year-to-date return as of June 30, 1999 was 2.05%.

Average Annual Total  Returns (for the               Past     Past       Since
calendar year ended December 31, 1998)             One Year Five Years Inception
--------------------------------------------------------------------------------
 Adjustable Rate Securities* -- Class A              0.39%     N/A      5.38%+
 Lehman Brothers Short-Government Index (1-2yr)**    6.59%     N/A      6.69%+++
 Salomon Six Month Treasury Bill***                  5.28%     N/A      5.52%#
--------------------------------------------------------------------------------
 Adjustable Rate Securities* -- Class B             -0.19%     4.65%    4.25%++
 Lehman Brothers Short-Government Index (1-2yr)**    6.59%     5.86%    6.17%+++
 Salomon Six Month Treasury Bill***                  5.28%     5.28%    4.85%#
--------------------------------------------------------------------------------
 Adjustable Rate Securities*-- Class C               2.63%     N/A      5.47%+
 Lehman Brothers Short-Government Index (1-2yr)**    6.59%     N/A      6.69%+++
 Salomon Six Month Treasury Bill***                  5.28%     N/A      5.52%#
--------------------------------------------------------------------------------
 Adjustable Rate Securities*-- Class D               0.13%     4.34%    4.22%++
 Lehman Brothers Short-Government Index (1-2yr)**    6.59%     5.86%    6.17%+++
 Salomon Six Month Treasury Bill***                  5.28%     5.28%    4.85%#
--------------------------------------------------------------------------------

   *  Includes sales charge.

  ** This unmanaged Index is comprised of all U.S. Government agency and Treasury securities with maturities of one to two years. Past performance is not predictive of future performance.

 *** This unmanaged Index is comprised of all U.S. Treasury bills maturing in up to six months.

   +  Inception date is October 21, 1994.

  ++  Inception date is August 2, 1991.

 +++  Since October 31, 1994.

   #  Since July 31, 1991.


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.              5

[CLIPART] Key Facts

UNDERSTANDING
EXPENSES

Fund investors pay various fees and
expenses, either directly or indirectly.
Listed below are some of the main types
of expenses, which all mutual funds may
charge:

Expenses paid directly by the
shareholder:

Shareholder fees -- these include sales
charges which you may pay when you buy
or sell shares of the Fund.

Expenses paid indirectly by the
shareholder:

Annual Fund Operating Expenses --
expenses that cover the costs of
operating the Fund.

Management Fee -- a fee paid to the
Manager for managing the Fund.

Distribution Fees -- fees used to
support the Fund's marketing and
distribution efforts, such as
compensating Financial Consultants,
advertising and promotion.

Service (Account Maintenance) Fees --
fees used to compensate securities
dealers for account maintenance
activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

 Shareholder Fees (fees paid directly from
 your investment) (a):                            Class A      Class B(b)    Class C      Class D
 ---------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on
  purchases (as a percentage of offering price)    4.00%(c)      None         None         4.00%(c)
 ---------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as
  a percentage of original purchase price or
  redemption proceeds, whichever is lower)         None(d)       4.0%(c)      1.0%(c)      None(d)
 ---------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on
  Dividend Reinvestments                           None          None         None         None
 ---------------------------------------------------------------------------------------------------
  Redemption Fee                                   None          None         None         None
 ---------------------------------------------------------------------------------------------------
  Exchange Fee                                     None          None         None         None
 ---------------------------------------------------------------------------------------------------
 Annual Fund Operating Expenses (expenses that are
 deducted from Fund assets):
 ---------------------------------------------------------------------------------------------------
  Management Fee                                   0.50%         0.50%        0.50%        0.50%
 ---------------------------------------------------------------------------------------------------
  Distribution and/or Service (12b-1) Fees(e)      None          0.75%        0.80%        0.25%
 ---------------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency
  fees)(f)                                         0.42%         0.45%        0.43%        0.42%
 ---------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses              0.92%         1.70%        1.73%        1.17%
 ---------------------------------------------------------------------------------------------------

(a) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares.

(b) Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.

(c) Some investors may qualify for reductions in the sales charge (load).

(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended May 31, 1999, the Fund paid the Transfer Agent fees totaling $108,176. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended May 31, 1999, the Fund reimbursed the Investment Adviser $51,747 for these services.


6             MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---

                          1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  Class A                  $490          $682           $889          $1,486
--------------------------------------------------------------------------------
  Class B                  $573          $736           $923          $2,009
--------------------------------------------------------------------------------
  Class C                  $276          $545           $939          $2,041
--------------------------------------------------------------------------------
  Class D                  $514          $757          $1,018         $1,764
--------------------------------------------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                          1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  Class A                  $490          $682           $889          $1,486
--------------------------------------------------------------------------------
  Class B                  $173          $536           $923          $2,009
--------------------------------------------------------------------------------
  Class C                  $176          $545           $939          $2,041
--------------------------------------------------------------------------------
  Class D                  $514          $757          $1,018         $1,764
--------------------------------------------------------------------------------


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.              7

Details About the Fund  [CLIPART]

ABOUT THE
PORTFOLIO MANAGER

Gregory Mark Maunz is a Senior Vice
President and the portfolio manager of
the Fund.

Mr. Maunz has been a First Vice
President of Merrill Lynch Asset
Management since 1997 and was a
Portfolio Manager since 1984 and was
Vice President from 1985 to 1997. Vice
President since 1985 and a Portfolio
Manager thereof since 1984.

ABOUT THE
MANAGER

The Fund is managed by Merrill Lynch
Asset Management.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's objective is to seek high current income consistent with a policy of limiting the degree of fluctuation in the net asset value of Fund shares from movements in interest rates. The Fund tries to achieve this objective by investing at least 65% of its total assets in adjustable rate securities. Adjustable rate securities pay interest at rates that increase or decrease at time intervals in response to changes in market levels or interest rates. The securities in which the Fund invests will either be issued or guaranteed by agencies and instrumentalities of the United States or be rated in at least the second-highest rating category by Standard & Poors Ratings Services or Moody's Investor Service.

The Fund invests primarily in mortgage backed and asset backed securities. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Asset backed securities are debt securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities. Mortgage backed securities in which the Fund invests will primarily be either guaranteed by the Government National Mortgage Association ("GNMA") or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Some, but not all, of the asset backed securities in which the Fund will invest will be guaranteed by the (SM)all Business Administration ("SBA").

The distinguishing feature of adjustable rate securities is that interest payments will vary in relation to an index at specific intervals of time typically ranging from one to sixty months. The Fund's Manager believes that these characteristics make such securities likely to generate current income in excess of a portfolio of short term money market instruments but with less volatility in market value than fixed-rate mortgage backed or asset backed securities and other fixed-rate debt obligations of comparable maturity. However, an investor should note that the value of the Fund's shares will likely be more volatile and will fluctuate more than that of a portfolio of money market securities.


8             MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

Mortgage backed and asset backed securities frequently react differently to changes in interest rates than other fixed income securities. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages or loans earlier than scheduled. If this happens, certain types of mortgage backed and asset backed securities will be paid off more quickly than originally anticipated and owners of these securities have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, however, fewer borrowers refinance and certain types of mortgagem backed and asset backed securities are paid off more slowly than originally anticipated, which causes the value of these securities to fall. This risk is known as "extension risk." Although high credit quality mortgage backed securities have low risk of default, mortgage backed securities are subject to declines in market value as the result of prepayment risk or extension risk. Asset backed securities also are subject to prepayment and extension risk, although perhaps not to the same extent as mortgage backed securities.

While the interest rates that adjustable rate securities pay generally rise and fall due to shifts in market interest rates, such securities are subject to their own unique risks. Many adjustable rate securities are subject to maximum limitations on the amount their interest rates may increase or decrease during a stated period. Such maximum limitations are known generally as "caps" and "floors." During periods in which short term interest rates move within the caps and floors of portfolio securities, the fluctuation in the market value of the adjustable rate securities portfolio is expected to be relatively limited, since the interest rate on the portfolio will adjust to market rates within a short period of time. In periods of substantial short term volatility in short term interest rates, however, the caps and floors may not permit the interest rates of adjustable rate securities to adjust to the full extent of the movements in short term rates during any one adjustment interval. In the event of dramatic increases in interest rates, caps may prevent such securities from adjusting to prevailing rates over the term of the loan. If this happens, the market value of adjustable rate securities may be substantially reduced, causing the Fund's net asset value (price per share) to fall.

The Fund may also invest up to 35% of its total assets in fixed-rate mortgage backed and asset backed securities as well as U.S. Treasury securities and U.S. Agency debentures. The interest rate on a fixed-rate security does not change as the market rate of interest changes. Therefore, such securities may carry repayment and extension risks that are more sensitive to interest rate changes than adjustable rate securities.


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.              9

[CLIPART] Details About the Fund

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Market and Selection Risk -- Market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Credit Risk -- Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk -- Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Mortgage Backed Securities -- Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk mortgage backed securities react differently to changes in interest rates than other fixed income securities.
(SM)all movements in interest rates (both increase and decrease) may quickly and significantly reduce the value of certain mortgage backed securities.

Most mortgage backed securities are issued by Federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal


10            MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage backed securities issued by the Federal government agencies are guaranteed by either the Federal government or the government agency. Such securities have very little credit risk. Mortgage backed securities that are issued by private corporations rather than Federal agencies have credit risk as well as prepayment risk and extension risk.

Mortgage backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only
(POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. If the Fund invests in CMO tranches (including CMOtranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Asset Backed Securities -- Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio will increase. The value of long-term securities generally changes more widely in response to changes in interest rates than shorter term securities.

Indexed and Inverse Floating Rate Securities -- The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.             11

[CLIPART] Details About the Fund

and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. Indexed securities and inverse floaters are derivative securities and can be considered speculative. Indexed and inverse securities involve credit risk and certain indexed and inverse securities may involve leverage risk and liquidity risk.

Borrowing and Leverage Risk -- The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. Certain derivative securities that the Fund buys may create leverage.

Securities Lending -- The Fund may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.

Risks associated with certain types of securities in which the Fund may invest include:

Derivatives -- The Fund may use derivative instruments including options on portfolio positions or currencies, options on stock or other financial indices, financial and currency futures, options on such futures and forward transactions. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

    Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.


12            MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

    Leverage risk -- the risk associated with certain types of investments or trading strategies that relatively (SM)all market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

    Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Debt Securities -- Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Repurchase Agreements -- The Fund may enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. This


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.             13

[CLIPART] Details About the Fund

insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

Reverse Repurchase Agreements -- Under a reverse repurchase agreement, the Fund sells a security to another party and agrees to buy it back at a specific time and price. The Fund may lose money if it must buy securities back at a higher price than they are worth.

Illiquid Securities -- The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Restricted Securities -- Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

Rule 144A Securities -- Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.


14            MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

Your Account [CLIP ART]

MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.

The Fund has adopted a plan under Rule 12b-1 to pay distribution fees for the sale and distribution of its shares. If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.50% for Class B shares and 0.55% for Class C shares and an account maintenance fee of 0.25% for both classes of shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.             15

[CLIPART] Your Account

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.

                      Class A                    Class B                    Class C                    Class D
------------------------------------------------------------------------------------------------------------------------------------
Availability          Limited to certain         Generally available        Generally available        Generally available
                      investors including:       through Merrill Lynch.     through Merrill Lynch.     through Merrill Lynch.
                      o Current Class A          Limited availability       Limited availability       Limited availability
                        shareholders             through other securities   through other securities   through other securities
                      o Certain Retirement       dealers.                   dealers.                   dealers.
                        Plans
                      o Participants in certain
                        Merrill Lynch-sponsored
                        programs
                      o Certain affiliates of
                        Merrill Lynch

------------------------------------------------------------------------------------------------------------------------------------
Initial Sales         Yes. Payable at time of    No. Entire purchase price  No. Entire purchase price  Yes. Payable at time of
Charge?               purchase. Lower sales      is invested in shares of   is invested in shares of   purchase. Lower sales
                      charges available for      the Fund.                  the Fund.                  charges available for
                      larger investments.                                                              larger investments.

------------------------------------------------------------------------------------------------------------------------------------
Deferred Sales        No. (May be charged for    Yes. Payable if you        Yes. Payable if you        No. (May be charged for
Charge?               purchases over $1 million  redeem within four years   redeem within one year of  purchases over $1 million
                      that are redeemed within   of purchase.               purchase.                  that are redeemed within
                      one year.)                                                                       one year.)

------------------------------------------------------------------------------------------------------------------------------------
Account               No.                        0.25% Account Maintenance  0.25% Account Maintenance  0.25% Account Maintenance
Maintenance and                                  Fee                        Fee                        Fee
Distribution Fees?                               0.50% Distribution         0.55% Distribution         No Distribution Fee.
                                                 Fee.                       Fee.

------------------------------------------------------------------------------------------------------------------------------------
Conversion to         No.                        Yes, automatically after   No.                        No.
Class D shares?                                  approximately ten years.
------------------------------------------------------------------------------------------------------------------------------------


16            MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

Right of Accumulation -- permits you to
pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill
Lynch mutual funds that offer Select
Pricing options.

Letter of Intent -- permits you to pay
the sales charge that would be
applicable if you add up all shares of
Merrill Lynch Select Pricing(SM) System
funds that you agree to buy within a 13
month period. Certain restrictions
apply.

Class A and Class D Shares -- Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                                     Dealer
                                                                  Compensation
                            As a % of          As a % of           as a % of
  Your Investment         Offering Price    Your Investment*     Offering Price
--------------------------------------------------------------------------------
  Less than $25,000            4.00%              4.17%               3.75%
--------------------------------------------------------------------------------
  $25,000 but less
  than $50,000                 3.75%              3.40%               3.50%
--------------------------------------------------------------------------------
  $50,000 but less
  than $100,000                3.25%              3.36%               3.00%
--------------------------------------------------------------------------------
  $100,000 but less
  than $250,000                2.50%              2.56%               2.25%
--------------------------------------------------------------------------------
  $250,000 but less
  than $1,000,000              1.50%              1.52%               1.25%
--------------------------------------------------------------------------------
  $1,000,000 and over**        0.00%              0.00%               0.00%
--------------------------------------------------------------------------------

   *  Rounded to the nearest one-hundredth percent.

  ** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

      o  Purchases under a Right of Accumulation or Letter of Intent

      o  TMA(SM) Managed Trusts

      o  Certain Merrill Lynch investment or central asset accounts


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.             17

[CLIPART] Your Account

      o  Certain employer-sponsored retirement or savings plans

      o Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

      o Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

      o  Certain Merrill Lynch fee-based programs

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesigned as Class D shares. The Class A shares offered here differ from the Class A shares offered prior to October 21, 1994, in many respects, including eligible investors, sales charges and exchange privileges.

Class B and Class C Shares -- Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.50% for Class B shares and 0.55% for Class C shares and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.


18            MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

Class B Shares

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

          Years Since Purchase                         Sales Charge*
         ------------------------------------------------------------
           0 - 1                                          4.00%
         ------------------------------------------------------------
           1 - 2                                          3.00%
         ------------------------------------------------------------
           2 - 3                                          2.00%
         ------------------------------------------------------------
           3 - 4                                          1.00%
         ------------------------------------------------------------
           4 and thereafter                               0.00%
         ------------------------------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

      o Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.

      o Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, and certain retirement plan rollovers.

      o Redemption in connection with participation in certain Merrill Lynch fee-based programs.

      o Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held.

      o Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established.

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.             19

[CLIPART] Your Account

dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relative to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following page summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.


20            MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.


If You Want to      Your Choices                  Information Important for You to Know
------------------------------------------------------------------------------------------------------------------
Buy Shares          First, select the share       Refer to the Merrill Lynch Select Pricing table on page 16.
                    class appropriate for you     Be sure to read this Prospectus carefully.

                    ----------------------------------------------------------------------------------------------
                    Next, determine the amount    The minimum initial investment for the Fund is $1,000 for
                    of your investment            all accounts except:
                                                     o  $250 for certain Merrill Lynch fee-based programs
                                                     o  $100 for retirement plans.
                                                  (The minimums for initial investments may be waived under
                                                  certain circumstances.)

                    ----------------------------------------------------------------------------------------------
                    Have your Merrill Lynch       The price of your shares is based on the next calculation of
                    Financial Consultant or       net asset value after your order is placed. Any purchase
                    securities dealer submit      orders placed prior to the close of business on the New York
                    your purchase order           Stock Exchange (generally 4:00 p.m Eastern time) will be
                                                  priced at the net asset value determined that day.

                                                  Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The
                                                  Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a
                                                  processing fee to confirm a purchase. This fee is currently
                                                  $5.35.

                    ----------------------------------------------------------------------------------------------
                    Or contact the Transfer       To purchase shares directly, call the Transfer Agent at
                    Agent                         1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

------------------------------------------------------------------------------------------------------------------
Add to Your         Purchase additional shares    The minimum investment for additional purchases is generally
Investment                                        $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic
                                                  investment plans, may have higher minimums.

                                                  (The minimum for additional purchases may be waived under
                                                  certain circumstances.)

                    ----------------------------------------------------------------------------------------------
                    Acquire additional shares     All dividends are automatically reinvested without a sales
                    through the automatic         charge.
                    dividend reinvestment plan

                    ----------------------------------------------------------------------------------------------
                    Participate in the automatic  You may invest a specific amount on a periodic basis through
                    investment plan               certain Merrill Lynch investment or central asset accounts.

------------------------------------------------------------------------------------------------------------------
Transfer Shares     Transfer to a participating   You may transfer your Fund shares only to another securities
to Another          securities dealer             dealer that has entered into an agreement with Merrill
Securities Dealer                                 Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional
                                                  shares of funds previously owned before the transfer. All
                                                  future trading of these assets must be coordinated by the
                                                  receiving firm.

                    ----------------------------------------------------------------------------------------------
                    Transfer to a                 You must either:
                    non-participating securities     o  Transfer your shares to an account with the Transfer
                    dealer                              Agent; or
                                                     o  Sell your shares.

------------------------------------------------------------------------------------------------------------------


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.             21

[CLIPART] Your Account


If You Want to      Your Choices                  Information Important for You to Know
------------------------------------------------------------------------------------------------------------------
Sell Your Shares    Have your Merrill Lynch       The price of your shares is based on the next calculation of
                    Financial Consultant or       net asset value after your order is placed. For your
                    securities dealer submit      redemption request to be priced at the net asset value on
                    your sales order              the day of your request, you must submit your request to
                                                  your dealer prior to that day's close of business on the New
                                                  York Stock Exchange (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next
                                                  business day. Dealers must submit redemption requests to the
                                                  Fund not more than thirty minutes after the close of
                                                  business on the New York Stock Exchange on the day the
                                                  request was received.

                                                  Securities dealers, including Merrill Lynch, may charge a
                                                  fee to process a redemption of shares. Merrill Lynch
                                                  currently charges a fee of $5.35. No processing fee is
                                                  charged if you redeem shares directly through the Transfer
                                                  Agent.

                                                  The Fund may reject an order to sell shares under certain
                                                  circumstances.

                    ----------------------------------------------------------------------------------------------
                    Sell through the Transfer     You may sell shares held at the Transfer Agent by writing to
                    Agent                         the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                  sign the letter and signatures must be guaranteed. If you
                                                  hold stock certificates, return the certificates with the
                                                  letter. The Transfer Agent will normally mail redemption
                                                  proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                  proceeds. This delay will usually not exceed ten days.

                                                  If you hold share certificates, they must be delivered to
                                                  the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial
                                                  Consultant for details.

------------------------------------------------------------------------------------------------------------------
Sell Shares         Participate in the Fund's     You can choose to receive systematic payments from your Fund
Systematically      Systematic Withdrawal Plan    account either by check or through direct deposit to your
                                                  bank account on a monthly or quarterly basis. If you hold
                                                  your Fund shares in a Merrill Lynch CMA(R), CBA(R) or
                                                  Retirement Account you can arrange for systematic
                                                  redemptions of a fixed dollar amount on a monthly,
                                                  bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have
                                                  dividends and other distributions automatically reinvested.
                                                  For Class B and C shares your total annual withdrawals
                                                  cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales
                                                  charge is waived for systematic redemptions. Ask your
                                                  Merrill Lynch Financial Consultant for details.
------------------------------------------------------------------------------------------------------------------


22            MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.


If You Want to      Your Choices                  Information Important for You to Know
------------------------------------------------------------------------------------------------------------------
Exchange Your       Select the fund into which    You can exchange your shares of the Fund for shares of many
Shares              you want to exchange. Be      other Merrill Lynch mutual funds. You must have held the
                    sure to read that fund's      shares used in the exchange for at least 15 calendar days
                    prospectus                    before you can exchange to another fund.

                                                  Each class of Fund shares is generally exchangeable for
                                                  shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no
                                                  Class A shares, you will exchange into Class D shares.

                                                  Some of the Merrill Lynch mutual funds impose a different
                                                  initial or deferred sales charge schedule. If you exchange
                                                  Class A or D shares for shares of a fund with a higher
                                                  initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you
                                                  exchange Class B shares for shares of a fund with a
                                                  different deferred sales charge schedule, the higher
                                                  schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                  period for calculating a deferred sales charge at
                                                  redemption. If you exchange Class A or D shares for money
                                                  market fund shares, you will receive Class A shares of
                                                  Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

                                                  Although there is currently no limit on the number of
                                                  exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

------------------------------------------------------------------------------------------------------------------


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.             23

[CLIPART] Your Account

Net Asset Value -- the market value of
the Fund's total assets after deducting
liabilities, divided by the number of
shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the


24            MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

Dividends -- Ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute at least monthly any net investment income and any net realized long-term capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of ordinary income, although it may distribute capital gains as well.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.             25

[CLIPART] Your Account

"BUYING A DIVIDEND"

Unless your investment is in a tax
deferred account, you may want to avoid
buying shares shortly before the Fund
pays a dividend. The reason? If you buy
shares when a fund has realized but not
yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, the Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.


26            MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

Management of the Fund [CLIPART]

MERRILL LYNCH ASSET MANAGEMENT
--------------------------------------------------------------------------------

Merrill Lynch Asset Management, the Fund's Manager, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Manager has the responsibility for making all investment decisions for the Fund. The Manager has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Manager may pay a fee for services it receives. The Fund pays the Manager a fee at the annual rate of 0.50% of the average daily net assets of the Fund.

Merrill Lynch Asset Management is part of the Merrill Lynch Asset Management Group which had approximately $516 billion in investment company and other portfolio assets under management as of June 1999. This amount includes assets managed for Merrill Lynch affiliates.

A Note About Year 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told Fund management that they also expect to resolve the Year 2000 Problem, and Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.             27

[CLIPART] Management of the Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.

                                                          Class A
                                         -------------------------------------------
                                                                            For the
                                                                             Period                    Class B
                                                                            October  -----------------------------------------------
                                                For the Year Ended         21, 1994+              For the Year Ended
                                                      May 31,                 to                        May 31,
Increase (Decrease) in                   ---------------------------------  May 31,  -----------------------------------------------
Net Asset Value:                          1999    1998     1997++   1996++   1995     1999    1998     1997++    1996++     1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $       $  9.65  $  9.54  $  9.55  $  9.46  $       $  9.62  $   9.53  $   9.56  $   9.53
------------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                             .57      .59      .56      .36              .50       .51       .52       .46
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss)
on investments -- net                               (.04)     .10      .03      .09             (.04)      .09      (.02)      .04
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .53      .69      .59      .45              .46       .60       .50       .50
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                           (.57)    (.58)    (.60)    (.36)            (.50)     (.51)     (.53)     (.47)
 In excess of investment income -- net                --       --       --       --               --        --        --        --
 Realized gain on investments -- net                  --       --       --       --               --        --        --        --
 In excess of realized gain on
 investments -- net                                   --       --       --       --               --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                   (.57)    (.58)    (.60)    (.36)            (.50)     (.51)     (.53)     (.47)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $       $  9.61  $  9.65  $  9.54  $  9.55  $       $  9.58  $   9.62  $   9.53  $   9.56
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share             %    5.66%    7.48%    6.41%    4.85%#      %    4.85%     6.44%     5.34%     5.48%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                       %     .92%     .89%     .81%      .87%*     %    1.70%     1.65%     1.59%     1.59%
------------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                       %    5.93%    6.13%    6.20%     6.18%*     %    5.19%     5.35%     5.45%     4.88%
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) $       $ 1,071  $   265  $   281  $   345  $       $85,094  $106,061  $137,387  $202,334
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                             %   47.55%   18.48%   25.30%  102.55%       %   47.55%    18.48%    25.30%   102.55%
------------------------------------------------------------------------------------------------------------------------------------

 * Annualized.

** Total investment returns exclude the effects of sales loads.

 + Commencement of Operations.

++ Based on average shares outstanding.

 # Aggregate total investment return.


28            MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

                                                          Class C
                                         -------------------------------------------
                                                                            For the
                                                                             Period                    Class D
                                                                            October  -----------------------------------------------
                                                 For the Year Ended        21, 1994+              For the Year Ended
                                                      May 31,                 to                        May 31,
Increase (Decrease) in                   ---------------------------------  May 31,  -----------------------------------------------
Net Asset Value:                          1999    1998     1997++   1996++   1995     1999    1998     1997++    1996++    1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $       $  9.63  $  9.53  $  9.56  $  9.46  $       $  9.62  $   9.52  $   9.55  $   9.53
------------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                             .49      .50      .48      .31              .55       .57       .56       .51
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss)
on investments -- net                               (.05)     .11      .01      .10             (.04)      .09      (.01)      .03
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .44      .61      .49      .41              .51       .66       .55       .54`
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from
 realized gain on investments -- net                (.49)    (.51)    (.52)    (.31)            (.55)     (.56)     (.58)     (.52)
 In excess of investment income -- net                --       --       --       --               --        --        --        --
 Realized gain on investments -- net                  --       --       --       --               --        --        --        --
 In excess of realized gain on
 investments -- net                                   --       --       --       --               --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                   (.49)    (.51)    (.52)    (.31)            (.55)     (.56)     (.58)     (.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $        $ 9.58   $ 9.63  $  9.53  $  9.56  $       $  9.58  $   9.62  $   9.52  $   9.55
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                  4.71%    6.51%    5.30%    4.47%#      %    5.40%     7.11%     5.91%     5.91%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                            1.74%    1.70%    1.57%    1.68%*      %    1.18%     1.13%     1.06%     1.08%
------------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                       %    5.15%    5.34%    5.40%    5.51%*      %    5.70%     5.87%     5.98%     5.44%
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) $       $ 4,434  $ 5,315  $ 3,078  $ 1,409  $       $19,193  $ 13,267  $ 12,800  $ 16,993
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                             %   47.55%   18.48%   25.30%  102.55%       %   47.55%    18.48%    25.30%   102.55%
------------------------------------------------------------------------------------------------------------------------------------

 * Annualized.

** Total investment returns exclude the effects of sales loads.

 + Commencement of operations.

++ Based on average shares outstanding.

 # Aggregate total investment return.


              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.             29

                      (This page intentionally left blank)

              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

                        ---------------------------------
                                    POTENTIAL
                                    INVESTORS

                          Open an account (two options)
                        ---------------------------------

            (1)                                            (2)
----------------------------                 -----------------------------------
       MERRILL LYNCH                                  TRANSFER AGENT
    FINANCIAL CONSULTANT
    OR SECURITIES DEALER                       Financial Data Services, Inc.
                                                       P.O. Box 45289
  Advises shareholders on                     Jacksonville, Florida 32232-5289
  their Fund investments.
----------------------------                     Performs recordkeeping and
                                                     reporting services.
                                             -----------------------------------

              ----------------------------------------------------
                                  DISTRIBUTOR

                        Merrill Lynch Funds Distributor,
                 a division of Princeton Funds Distributor, Inc.
                                  P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                      Arranges for the sale of Fund shares.
              ----------------------------------------------------

------------------------                     -----------------------------------
        COUNSEL                                           CUSTODIAN
                         ------------------
   Brown & Wood LLP            THE FUND             The Bank of New York
One World Trade Center                        90 Washington Street, 12th Floor
  New York, New York        The Board of           New York, New York
     10048-0557           Directors oversees                10286
                              the Fund.
Provides legal advice    ------------------           Holds the Fund's
    to the Fund.                                    assets for safekeeping.
------------------------                     -----------------------------------

-----------------------------------         ------------------------------------
       INDEPENDENT AUDITORS                            THE MANAGER

      Deloitte & Touche LLP                 Merrill Lynch Asset Management, L.P.
        117 Campus Drive
 Princeton, New Jersey 08540-6400                  ADMINISTRATIVE OFFICES
                                                   800 Scudders Mill Road
      Audits the financial                      Plainsboro, New Jersey 08536
statements of the Fund on behalf of
       the shareholders.                              MAILING ADDRESS
-----------------------------------                    P.O. Box 9011
                                              Princeton, New Jersey 08543-9011

                                                     TELEPHONE NUMBER
                                                      1-800-MER-FUND

                                                    Manages the Fund's
                                                  day-to-day activities.
                                            ------------------------------------

              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

For More Information [CLIPART]

Shareholder Reports

Additional information about the Fund's investments is available in the Funds's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5290 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund, at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus

Investment Company Act file #811-6304
Code #13937-09-99
(C)Merrill Lynch Asset Management, L.P.

Prospectus

                                                           [LOGO] Merrill Lynch

                                                   Merrill Lynch Adjustable Rate
                                                           Securities Fund, Inc.

                                                              September   , 1999

The information in this statement of additional information is not complete and may be changed. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              SUBJECT TO COMPLETION
       Preliminary Statement of Additional Information Dated July 30, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

               Merrill Lynch Adjustable Rate Securities Fund, Inc.

   P.O. Box 9011, Princeton, New Jersey 08543-9011 o Phone No. (609) 282-2800


      The investment objective of Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is to seek high current income consistent with a policy of limiting the degree of fluctuation in the net asset value of Fund shares from movements in interest rates. The Fund does not attempt to maintain a constant net asset value per share. The Fund seeks to achieve this objective by investing at least 65% of its total assets in adjustable rate securities, consisting principally of mortgage-backed and asset-backed securities. The Fund may employ a variety of portfolio strategies to enhance income and to hedge against changes in interest rates. There can be no assurance that the investment objective of the Fund will be realized.For more information on the Fund's investment objective and policies, see "Investment Objectives and Policies."

      Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                               ------------------

      This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated September __, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) MER-FUND or by writing the Fund at the above address. The
Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report or the Prospectus at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                               ------------------

                    Merrill Lynch Asset Management -- Manager
                 Merrill Lynch Funds Distributor -- Distributor

   The date of this Statement of Additional Information is September __, 1999.

                               ------------------

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Investment Objective and Policies .........................................   2
   Types of Issuers/Quality Standards .....................................   2
   Description of Adjustable Rate Securities ..............................   5
   Description of Other Securities ........................................   7
   Description of Money Market Securities .................................   8
   Special Considerations and Risk Factors ................................   8
   Portfolio Strategies Involving Interest Rate Transactions,
     Options and Futures ..................................................  10
   Other Investment Policies and Practices ................................  15
   Investment Restrictions ................................................  17
   Portfolio Turnover .....................................................  19
Management of the Fund ....................................................  19
   Directors and Officers .................................................  19
   Compensation of Directors ..............................................  20
   Management and Advisory Arrangements ...................................  21
   Code of Ethics .........................................................  22
Purchase of Shares ........................................................  23
   Initial Sales Charge Alternatives -- Class A and Class D Shares ........  23
   Deferred Sales Charge Alternatives -- Class B and Class C Shares .......  27
   Distribution Plans .....................................................  29
   Limitations on the Payment of Deferred Sales Charges ...................  31
Redemption of Shares ......................................................  32
   Redemption .............................................................  32
   Repurchase .............................................................  33
   Reinstatement Privilege -- Class A and Class D Shares ..................  33
Pricing of Shares .........................................................  33
   Determination of Net Asset Value .......................................  33
   Computation of Offering Price Per Share ................................  34
Portfolio Transactions ....................................................  34
Shareholder Services ......................................................  36
   Investment Account .....................................................  36
   Exchange Privilege .....................................................  36
   Fee-Based Programs .....................................................  38
   Retirement and Education Savings Plans .................................  39
   Automatic Investment Plans .............................................  39
   Automatic Dividend Reinvestment Plan ...................................  39
   Systematic Withdrawal Plan .............................................  39
Dividends and Taxes .......................................................  40
   Dividends ..............................................................  40
   Taxes ..................................................................  41
   Tax Treatment of Interest Rate Transactions, Options and Futures .......  42
Performance Data ..........................................................  43
General Information .......................................................  45
   Description of Shares ..................................................  45
   Independent Auditors ...................................................  46
   Custodian ..............................................................  46
   Transfer Agent .........................................................  46
   Legal Counsel ..........................................................  46
   Reports to Shareholders ................................................  46
   Shareholder Inquiries ..................................................  46
   Additional Information .................................................  46
Financial Statements ......................................................  47

                        INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is to seek high current income consistent with a policy of limiting the degree of fluctuation in the net asset value of Fund shares from movements in interest rates. The Fund will seek to achieve its objective by investing at least 65% of its total assets in adjustable rate securities ("Adjustable Rate Securities"). Adjustable Rate
Securities bear interest at rates that adjust at periodic intervals in conjunction with changes in market levels of interest rates. The Adjustable Rate Securities in which the Fund will invest will consist principally of mortgage-backed and asset-backed securities. Such securities will be issued or guaranteed by agencies or instrumentalities of the United States or be rated at least AA by Standard & Poor's ("S&P") or Aa by Moody's Investor Services, Inc. ("Moody's"). The investment objective and policies set forth in the first two sentences of this paragraph are fundamental policies and may not be changed without shareholder approval.

      The Adjustable Rate Securities in which the Fund will invest will consist principally of mortgage-backed securities (herein sometimes referred to as "MBSs") and asset-backed securities (herein sometimes referred to as "ABSs"). MBSs are securities that directly or indirectly represent an interest in, or are backed by and payable from, mortgage loans secured by real property. ABSs generally consist of structures similar to MBSs, except that the underlying asset pools are comprised of credit card, automobile or other types of receivables, or of commercial loans (receivables and commercial loans are together referred to herein as "financial assets"). MBSs and ABSs are issued in structured financings wherein the sponsor securitizes the underlying mortgage loans or financial assets in order to liquify the underlying assets or to achieve certain other financial goals. The special considerations and risks inherent in investments in MBSs and ABSs are discussed more fully below. See "Investment Objective and Policies -- Special Considerations and Risk Factors."

      The collateral backing MBS and ABS is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. In such instances, the holder of the related MBSs or ABSs (i.e., the Fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights thereto through such bailee, custodian or trustee.

      The distinguishing feature of Adjustable Rate Securities is that interest payments made thereon will vary in relation to a specified index, typically at a spread over such index. The Manager believes that because of the characteristics of Adjustable Rate Securities, a portfolio of such securities is likely to generate current income in excess of a portfolio of money market securities but with less volatility in market value (and consequently, the Fund's net asset value) than fixed rate mortgage-backed or asset-backed securities and other fixed rate debt obligations of comparable maturity. At the same time, however, the Fund's net asset value will be more volatile than that of a portfolio of money market securities. Additionally, if interest rates decrease, the Fund may experience a lower total return than a fund investing in fixed-rate long-term debt, such as U.S. Treasury bonds.

      The Adjustable Rate Securities in which the Fund may invest may also include debentures of the Federal National Mortgage Association which bear interest at an adjustable rate. See "Investment Objective and Policies -- Description of Other Securities" for a description of such debentures.

Types of Issuers/Quality Standards

      Certain of the MBSs and ABSs in which the Fund may invest will be issued by private issuers. Privately issued MBSs and ABSs may take a form similar to pass-through MBSs issued by agencies or instrumentalities of the United States, described below, or may be structured in a manner similar to other types of ABSs or MBSs, also described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of any of the above. With respect to the Adjustable Rate Securities comprising at least 65% of the Fund's total assets, securities issued by private issuers must be rated at least AA by S&P or Aa by Moody's or, if unrated, be of comparable quality as determined by the Manager. The rating may be based, in part, on certain types of credit enhancements issued in respect of those securities. These credit enhancements may offer two types of protection: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against
losses   resulting  from  ultimate
default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. In addition, the Fund may purchase subordinated securities which, as noted above, may serve as a form of credit support for senior securities purchased by other investors. In purchasing securities for the Fund, the Manager will take into account not only the creditworthiness of the issuer of the securities, but also the creditworthiness of the provider of any external credit enhancement of the securities.

      Up to 35% of the Fund's total assets may be invested in securities rated in rating categories below AA by S&P or Aa by Moody's. Any such rated securities will be rated investment grade by S&P or Moody's. Securities rated investment grade are obligations rated at the time of purchase within the four highest quality ratings as determined by either S&P (currently AAA, AA, A and BBB) or Moody's (currently Aaa, Aa, A and Baa). The Fund may also invest in unrated securities which possess characteristics which are, in the opinion of the Manager, similar to those of securities rated at least BBB or Baa. Securities rated BBB by S&P or Baa by Moody's and comparable unrated securities may be subject to greater market price fluctuations and are considered more speculative than more highly rated securities with respect to the capacity to pay interest and repay principal in accordance with the terms of the security. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Manager will take into consideration, among other things, the underwriting standards of the originator of the underlying loans, applicable loan-to-value ratios, regional pressures affecting the housing market, the type of property underlying the loans, and the general sensitivity of the securities to economic conditions and trends. Similarly, if an issue of securities rated at the time of purchase in one of the two highest rating categories by S&P or Moody's ceases to be rated, or its rating is reduced, the Manager will consider such factors as price, credit risk, market conditions and interest rates to determine whether to continue to hold the securities in the Fund's portfolio. No more than 10% of the Fund's total assets will be invested in securities rated in the lowest category of investment grade or in comparable unrated securities. A description of applicable ratings is contained in the Appendix I hereto.

      At the present time, the majority of MBSs in which the Fund may invest are either guaranteed by the Government National Mortgage Association ("GNMA"), or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). In addition, the Fund may invest in ABSs guaranteed by the U.S. Small Business Administration. Set forth below is a more detailed description of those agencies and instrumentalities, together with a description of the types of assets typically comprising the pools underlying the securities of those entities.

      Government National Mortgage Association. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. To qualify such securities for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or be guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

      GNMA pass-through MBSs may represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

      Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase such loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

      Each FNMA pass-through MBS represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency). The loans contained in those pools consist of: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

      Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage-backed securities.

      FHLMC, a corporate instrumentality of the United States, guarantees (i) the timely payment of interest on all FHLMC MBSs, (ii) the ultimate collection of principal with respect to some FHLMC MBSs, and (iii) the timely payment of principal with respect to other FHLMC MBSs. Neither the obligations of FNMA nor those of FHLMC are backed by the full faith and credit of the Untied States. Nevertheless, because of the relationship of each such entity to the United States, it is widely believed that MBSs issued by such entities are high quality securities with minimal credit risk.

      The mortgage loans underlying the FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

      U.S. Small Business Administration. The U.S. Small Business Administration (the "SBA") is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses.

     The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA's guarantee of such certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

      The Fund may invest in other similar types of mortgage and asset related securities, including those which may be developed in the future, without shareholder approval.

Description of Adjustable Rate Securities

      As stated above, the Fund will invest primarily in Adjustable Rate Securities. The interest paid on Adjustable Rate Securities and, therefore, the current income earned by the Fund by investing in such securities, will be a function primarily of the indexes upon which adjustments are based and the applicable spread relating to such securities. Examples of indexes which may be used are (i) one, three and five year U.S. Treasury securities adjusted to a constant maturity index, (ii) U.S. Treasury bills of three or six months, (iii) the daily Bank Prime Loan Rate made available by the Federal Reserve Board, (iv) the offered quotations to leading banks in the London interbank market for Eurodollar deposits of a specified duration ("LIBOR") and (v) the cost of funds of member institutions for the Federal Home Loan Bank ("FHLB") of San Francisco ("COFI").

      There are a number of factors that may affect the COFI and cause it to behave differently from indexes tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institution liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the COFI will necessarily move in the same direction as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates the COFI will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, associations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the COFI as compared to other indexes based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that COFI may reflect interest changes on a more delayed basis than other indexes, in a period of rising interest rates any increase may produce a higher yield to holder later than would be produced by such other indices and in a period of declining interest rates the COFI may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with COFI than mortgage or other loans which adjust in accordance with other indices. In addition, to the extent that COFI may lag behind other indexes in a period of rising interest rates securities based on COFI may have a lower market value than would result from use of such other indexes, and in a period of declining interest rates securities based on COFI may reflect a higher market value than would securities based on other indexes.

      The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments typically occur at intervals ranging from one to sixty months. The degree of volatility in the market value of the Fund's portfolio and of the net asset value of Fund shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indexes. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. The Fund does not seek to maintain an overall average cap or floor, although the Manager will consider caps or floors in selecting Adjustable Rate Securities for the Fund.

      While the Fund does not attempt to maintain a constant net asset value per share, during periods in which short term interest rates move within the caps and floors of the Fund's portfolio the fluctuation in the market value of the Adjustable Rate Securities portfolio is expected to be relatively limited, since the interest rate on the portfolio will adjust to market rates within a short period of time. In periods of substantial short term volatility in short term interest rates, the value of the portfolio may fluctuate more substantially because the caps and floors of the Adjustable Rate Securities in the portfolio may not permit the interest rate to adjust to the full extent of the movements in short term rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the Adjustable Rate Securities may prevent such securities from adjusting to prevailing rates over the term of the loan. In this circumstance, the market value of the Adjustable Rate Securities may be substantially reduced with a corresponding decline in the Fund's net asset value.

      Mortgaged Backed Securities. The Fund will invest in pass-through mortgage backed securities which are collateralized by a pool of adjustable rate mortgages ("ARMs") on single-family, multi-family residences or commercial properties. ARMs typically provide for a fixed initial interest rate for the first three to sixty scheduled monthly payments. Thereafter, the payment of interest on the remaining principal amount of the ARM is at a rate which is adjusted on a periodic basis at a spread over the specified index. Thus, interest payments on ARMs (and, consequently, on adjustable rate MBSs) will increase or decrease with fluctuations in the specified index, subject to any applicable caps and floors. Principal payments on the loan are generally amortized over the stated term of the ARM and there is usually no penalty for prepayment of principal.

      In addition, the Fund will invest in collateralized mortgage obligations ("CMOs") paying adjustable rates of interest. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by pass-through MBSs guaranteed by GNMA, or issued by FNMA or FHLMC. They may, however, also be collateralized by whole loans or by pass-through MBSs of private issuers. The collateral for CMOs is hereinafter referred to as "CMO Collateral." The term CMO as used herein also includes multi-class pass-through securities, which are equity interests in a trust composed of CMO Collateral. CMOs may be issued by agencies or instrumentalities of the United States, including FNMA and FHLMC, or by the types of private issuers described above. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

      The funds for payment on the CMOs are derived from payments of principal and interest on the underlying CMO Collateral, and, to the extent provided in a particular transaction, any reinvestment income therefrom. In the case of adjustable rate CMOs, payments are made generally in the manner described above with respect to Adjustable Rate Securities generally. The interest on some CMOs, however, may vary inversely with the rate of a specified index. Thus, for example, the return to the Fund on a CMO that varies inversely with LIBOR will increase as the LIBOR rate decreases, and vice versa. Since the interest paid on inverse floating rate CMOs is generally set at some multiple of an index such as LIBOR, an increase in the index rate will typically result in an even greater decrease in the interest paid on the CMOs. See "Indexed and Inverse Securities" below.

      There are many types of CMO Structures. Most CMOs are structured with multiple classes. Each class is issued at a fixed or, as in the case of adjustable rate CMOs, a floating coupon rate, and has a specified maturity or final distribution date. The interest rate paid on CMOs with a floating coupon rate may adjust regardless of whether the mortgage loans or underlying CMO Collateral pay a fixed or a floating rate. Principal prepayments on the CMO
Collateral may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the CMO Collateral may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the CMO Collateral are applied to the classes of the CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. For example, parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. In other structures, certain CMO classes may pay concurrently or one or more classes may have a priority with respect to payments on the underlying CMO Collateral up to a specified amount. For example, Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date so long as payments on the underlying pool of mortgage loans remain within a certain range. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

      Asset Backed Securities. The Fund will invest in various types of Adjustable Rate Securities in the form of ABSs. The securitization techniques used in the context of ABSs are similar to those used for MBSs. Thus, through the use of trusts and special purpose corporations, various types of receivables, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. Government securities.

      The Fund's investments in Adjustable Rate Securities consisting of ABSs may include pass-through securities collateralized by SBA guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMs. Such loans generally include commercial loans such as working capital loans and equipment loans. The underlying loans are originally made by private lenders and are guaranteed in part by the SBA. It is the guaranteed portion of such loans that constitute the underlying financial assets in these ABSs.

      In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. As with MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by SBA guaranteed loans and home equity loans are the most prevalent ABSs which are Adjustable Rate Securities. Investments in ABSs that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be considered illiquid and limited to an amount which, together with other illiquid investments, does not exceed 10% of the value of the Fund's total assets.

      Indexed and Inverse Securities. As described above, the Fund may invest in Adjustable Rate Securities whose potential investment return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in an Adjustable Rate Security that pays interest and returns principal based on the change in an index of interest rates such as LIBOR. Interest and principal payable on a security may also be based on relative changes among particular indices. In addition, the Fund may invest in Adjustable Rate Securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

      Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

Description of Other Securities

      The Fund may invest up to 35% of its total assets in securities other than Adjustable Rate Securities, either alone or in combination with money market securities. Other securities in which the Fund may invest consist principally of fixed rate MBSs and ABSs, stripped securities, and fixed rate debt securities of FNMA which are not MBSs.

      Fixed rate MBSs in which the Fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. As in the case of Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States or by the types of private issuers described above. Similarly, the basic structures with respect to fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index. As in the case of Adjustable Rate Securities, fixed rate ABSs reflect basically the same structures as fixed rate MBSs.

      Stripped mortgage-backed securities ("SMBSs") are derivative multiclass mortgage-backed securities. Such securities are typically issued by the same types of issuers as are MBSs generally. The structure of SMBSs, however, is different. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal-only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While the Fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, the Fund generally will purchase IOs only as a component of so-called "synthetic" securities. This means that purchases of IOs will be matched with certain purchases of other securities such as inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the fixed rate securities. IOs and POs are considered by the staff of the Commission to be illiquid securities and, consequently, the Fund will not invest in IOs or POs in an amount which, taken together with the Fund's other investments in illiquid securities, exceeds 10% of the Fund's net assets.

      The Fund may also purchase debentures issued by FNMA. FNMA debentures are unsecured general obligations of FNMA. FNMA's obligations have traditionally been treated as "U.S. Agency" debt in the marketplace and are eligible for investment by many supervised financial institutions without regard to legal limits generally imposed on investment securities. However, the debentures (together with interest thereon) are not guaranteed by the United States and do not constitute a debt or obligation of the United States or of any agency or instrumentality thereof other than FNMA. The debentures generally are issued in book-entry form and are offered through a nationwide group of securities dealers and dealer banks. FNMA does not generally sell its debentures directly to investors. The debentures typically bear interest at fixed rates per annum, payable semiannually in arrears and computed on the basis of a 360-day year of twelve 30-day months.

Description of Money Market Securities

      The money market securities in which the Fund may invest consist of United States Government securities, United States Government agency or instrumentality securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term debt securities such as commercial paper and other corporate debt, and repurchase agreements. These investments must have a maturity not in excess of one year from the date of purchase.

      The Fund has established the following standards with respect to money market securities in which the Fund invests. Commercial paper investments at the time of purchase must be rated "A-1" by S&P or "Prime-1" by Moody's or, if not rated, be issued by companies having such a rating with respect to comparable short term debt securities. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) will be limited to securities of issuers which, at the time of purchase, have a rating with respect to comparable short-term debt of A-1 by S&P or Prime-1 by Moody's. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation.

Special Considerations and Risk Factors

      The types of securities in which the Fund invests have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these considerations and risks pertain to the characteristics of MBSs or ABSs generally, while others are peculiar to Adjustable Rate Securities. One of the principal risks regarding MBSs and, to a lesser extent, ABSs is the risk of prepayments. From time to time, prepayment rates on MBSs have been high. The rate of principal prepayments on MBSs will depend on the rates of principal payments on the related mortgages. In general, when prevailing mortgage interest rates decline significantly below the interest rates on the mortgages, the prepayment rate on the mortgages is likely to increase, although a number of other factors may also influence the prepayment rate, such as the acceleration of mortgage payments due to transfers of mortgaged properties, liquidations due to default and refinancings of existing loans. No assurance can be given as to the rate and timing of principal prepayments on mortgage loans underlying MBSs. High prepayment rates may have an adverse effect on the value of MBS securities and in particular SMBSs, such as IOs.

      Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. Such prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous other economic, geographic, social and other factors. (ABSs backed by other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest which is higher or lower than the rate on the MBS or ABS originally held. Another consideration is that to the extent that MBSs or ABSs are purchased at a premium, mortgage foreclosures and principal prepayments may result in loss to the extent of premium paid. On the other hand, where such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. The Manager will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the Fund. Finally, ABSs may present certain risks not present in MBSs. Additionally, assets underlying ABSs such as credit-card receivables are generally unsecured, and debtors are entitled to the protection of various state and Federal consumer protection laws. Some of those laws give a right of set-off, which may reduce the balance owed.

      Adjustable Rate Securities have several characteristics that should be considered before investing in the Fund. As indicated above, the interest rate reset features of Adjustable Rate Securities held by the Fund will reduce the effect on the net asset value of Fund shares caused by changes in market interest rates. See "Investment Objective and Policies -- Description of Adjustable Rate Securities." However, the market value of Adjustable Rate Securities and, therefore, the Fund's net asset value, may vary to the extent that the current interest rate on such securities differs from market interest rates during periods between the interest reset dates. These variations in value occur inversely to changes in the market interest rates. Thus, if market interest rates rise above the current rates on the securities, the value of the securities will decrease; conversely, if market interest rates fall below the current rate on the securities, the value of the securities will rise. If investors in the Fund sold their shares during periods of rising rates before an adjustment occurred, such investors could suffer some loss. The longer the adjustment intervals on Adjustable Rate Securities held by the Fund, the greater the potential for fluctuations in the Fund's net asset value.

      Investors in the Fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the Fund in response to market interest rates. However, the Fund and its shareholders will not benefit from increases in market interest rates once such rates rise to the point where they cause the rates on such Adjustable Rate Securities to reach their maximum adjustment date, annual or lifetime caps. In addition, because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of "locking-in" attractive interest rates for periods in excess of the adjustment period. Also a consideration, in the case of privately issued MBSs where the underlying mortgage assets carry no agency or instrumentality guarantee, is that the mortgagors on the loans underlying Adjustable Rate Securities are often qualified for such loans on the basis of the original payment amounts. The mortgagors' income may not be sufficient to enable them to continue making their loan payments as such payments increase, resulting in a greater likelihood of default. The Fund seeks to guard against this risk, however, through the Fund's quality standards, discussed above.

      Conversely, any benefits to the Fund and its shareholders from an increase in the Fund's net asset value caused by falling market interest rates is reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the Fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. In this regard, the Fund is not designed for investors seeking capital appreciation.

      As described above under "Description of Adjustable Rate Securities -- Indexed and Inverse Securities," the Fund may invest in Adjustable Rate Securities whose potential investment return is inversely based on the change in particular indices. Such securities may have the effect of providing a degree of investment leverage because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities.

Portfolio Strategies Involving Interest Rate Transactions, Options and Futures

      The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in interest rates. The Fund has authority to engage in interest rate transactions in order to hedge against interest rate movements, purchase call and put options on securities, write (i.e., sell) covered call and put options on its portfolio securities, and engage in hedging transactions in financial futures, and related options on such futures. Each of these portfolio strategies is described below.

      Although certain risks are involved in interest rate, options and futures transactions, the Manager believes that, because the Fund will (i) write only covered options on portfolio securities, and (ii) engage in other transactions only for hedging purposes, these portfolio strategies will not subject the Fund to the risks frequently associated with the speculative use of such transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

      Interest Rate Hedging Transactions and Risk Factors in Such Transactions. The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates by entering into interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund bears the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities which are the subject of the hedging transaction.

      The Fund expects to enter into interest rate transactions primarily to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions to hedge its portfolio of Adjustable Rate Securities against fluctuations in interest rates and not as a speculative investment. Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. Certain Federal income tax requirements may, however, limit the Fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as capital gains to shareholders. See "Dividends and Taxes."

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate cap therefore hedges against an increase in interest rates above the cap on an Adjustable Rate Security held by the Fund. Thus, for example, in the case of such a security indexed to COFI, if COFI increases above the rate paid on the security, the counter-party will pay the differential to the Fund. The opposite is true in the case of an interest rate floor; it hedges against a decrease in the index rate below any floor on the Adjustable Rate Security.

      Interest rate swap transactions involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds an MBS with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the MBS due to rising interest rates, but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds an MBS with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates, but would preclude it from taking full advantage of rising interest rates.

      The Fund usually will enter into interest rate swap transactions on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash, cash equivalents or high grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the highest two rating categories by at least one nationally recognized statistical rating organization or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. The Fund will not enter into a cap or floor transaction in an amount which, together with other liquid investments of the Fund exceeds 15% of the Fund's total assets.

      The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

      Interest rate swap transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the MBS or other security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Since interest rate transactions are individually negotiated, the Manager expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on MBSs and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

      Writing Covered Options. The Fund is authorized to write, i.e., sell, covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund on or before a specified future date and at a specified price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

      The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

      The Fund also may write put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities with the Fund's custodian with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

      Options referred to herein may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, the New York Stock Exchange (the "NYSE") or the Midwest Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund may also enter into over-the-counter option transactions ("OTC options"), which are two-party contracts with price and terms negotiated between the buyer and seller. The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its positions.

      Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or which it intends to purchase. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund may purchase either options traded on an exchange or OTC options.

      Financial Futures and Options Thereon. The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts"), and related options on such futures contracts as a hedge against adverse changes in the market value of its portfolio securities and interest rates. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. Transactions by the Fund in futures contracts and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

      The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities which may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offering all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

      The Fund also has authority to purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of a security or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

      The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

      The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contracts fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

      The Fund has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940 (the "Investment Company Act") in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

      Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.


      When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

      An order has been obtained from the Commission which exempts the Fund from certain provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") in connection with transactions involving futures contracts and options thereon.

      Restrictions on OTC Options. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

      The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, except to the extent set forth herein, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable.

      Risk Factors in Interest Rate Transactions and Options and Futures Transactions. The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities which are the subject of such transaction. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the MBS or other security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid.

      Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk particularly applies to the Fund's use of futures and options thereon since it will generally use such instruments as a so-called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. The Fund will not purchase puts, calls, straddles, spreads or any combination thereof if by reason thereof the premiums paid for the aggregate investments in such classes of securities exceed 5% of the Fund's total assets at the time of purchase. The successful use of options and futures also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction.

      Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

      The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others
(regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

Other Investment Policies and Practices

      Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or affiliate agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

      Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. During the period of this loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation (i.e., negotiated loan premium or fee) for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its approved custodian containing cash, cash equivalents or liquid high grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

      When-Issued Securities, Delayed Delivery Transactions and Dollar Rolls. The Fund may purchase or sell securities on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the forward commitment.

      The Fund also may enter into "dollar rolls." A dollar roll is where the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is a segregated account with liquid securities in an amount equal to the forward price. Money market securities held by the Fund in such an account will not be subject to the general limitation that, other than for temporary or defensive purposes, the Fund will invest no more than 35% of its total assets in money market securities. Dollar rolls in which the Fund may invest will be limited to covered rolls.

      Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

      The Fund may invest in securities that are not registered under the Securities Act or that are subject to trading restrictions under the laws of a foreign jurisdiction ("restricted securities"). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

      144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Board. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of
Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Investment Restrictions

      The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). The Fund may not:

            1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

            2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

            3. Make investments for the purpose of exercising control or management.

            4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

            5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

            6. Issue senior securities to the extent such issuance would violate applicable law.

            7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 331/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

            8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

            9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      Under the non-fundamental investment restrictions, the Fund may not:

      a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

      b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

      c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets taken at market value would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (each, a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

      d. Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets in excess of 33 1/3% of its total assets taken at value (including the amount borrowed) and then only from banks as a temporary measure for the purpose of meeting redemption requests, distribution requirements under the Internal Revenue Code of 1986, as amended (the "Code") or settlement of investment transactions, or for extraordinary or emergency purposes; provided, however, that for purposes of this restriction, transactions involving "cover" or for which segregated accounts have been established as described herein under "Investment Objective and Policies -- Portfolio Strategies Involving Interest Rate Transactions, Options and Futures" and "Investment Objective and Policies -- Other Investment Policies and Practices" shall not be considered a borrowing. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but intends only to borrow to meet redemption requests, to meet such distribution requirements, to settle investment transactions which may otherwise require untimely dispositions of Fund securities or for extraordinary or emergency purposes. Interest paid on such borrowings will reduce net income.

      The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.Therefore, theFund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 10% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by theCommission staff of its position.

      The Board of Directors may draft guidelines and delegate to the Manager the daily function of monitoring the liquidity of restricted securities, including Rule 144A securities. The Board will, however, maintain sufficient oversight and be ultimately responsible for the determinations. The Board has determined that securities that are freely tradable in their primary market overseas should be deemed liquid.

      Because  of the  affiliation  of  Merrill  Lynch,  Pierce,  Fenner & Smith
Incorporated ("Merrill Lynch") with theInvestment Adviser, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Portfolio Turnover

      Generally, the Fund does not purchase securities for short-term trading profits. The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, financial or economic conditions. As a result of its investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio rates with any degree of accuracy. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends. High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                             MANAGEMENT OF THE FUND
Directors and Officers

      The Directors of the Fund consist of seven individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      TERRY K. GLENN (58) -- President and Director(1)(2) -- Executive Vice President of the Manager and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributors, Inc. ("PFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988.

      JOE GRILLS (64) -- Director(2) -- P.O. Box 98, Rapidan, Virginia 22773. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; Member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1993; Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute since 1997; Director, Duke Management Company since 1992 and Vice Chairman since 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director, Kimco Realty Corporation since January 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998.

      WALTER MINTZ (70) -- Director(2) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

      ROBERT S. SALOMON, JR. (62) -- Director(2) -- 106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser) since 1994; Trustee, Common Fund since 1980; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Monthly columnist with Forbes magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.

      MELVIN R. SEIDEN (68) -- Director(2) -- 780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

      STEPHEN B. SWENSRUD (66) -- Director(2) -- 24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975.

      ARTHUR ZEIKEL (67) -- Director(1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

      JOSEPH T. MONAGLE, JR. (51) -- Senior Vice President -- Senior Vice President of the Manager and FAM since 1990; Department Head of Global Fixed Income Division of the Manager and FAM since 1997: Senior Vice President of Princeton Services since 1993.

      JEFFREY B. HEWSON (48) -- Senior Vice President -- Director (Global Fixed Income) of the Manager since 1998; Vice president of the Manager from 1989 to 1998; Portfolio Manager of the Manager since 1985.

      GREGORY MARK MAUNZ (46) -- Senior Vice President -- First Vice President of the Manager since 1997; Vice President of the Manager from 1985 to 1997; Portfolio Manager of the Manager since 1984.

      TED MAGNANI (37) -- Vice President -- Vice President of the Manager since 1992.

      DONALD C. BURKE (39) -- Vice President and Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; First Vice President of the Investment Adviser from 1997 to 1999; Vice President of the Investment Adviser from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990; Vice President of PFD since 1999.

      IRA P. SHAPIRO (36) -- Secretary -- First Vice President of the Manager since 1998; Director (Legal Advisory) of the Manager from 1997 to 1998; Vice President of the Manager and FAM from 1996 to 1997; Attorney with the Manager and FAM from 1993 to 1996.

------------
(1)   Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a trustee, director or officer of certain other investment companies for which the Investment Adviser or FAM acts as the investment adviser or manager.

(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

      As of September , 1999, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director of the Fund, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Compensation of Directors

      The Fund pays each non-interested Director a fee of $1,500 per year plus $250 per Board meeting attended. The Fund also compensates each member of the Audit and Nominating Committee (the "Committee"), which consists of the non-interested Directors at a rate of $1,500 per year, plus $250 per Committee meeting attended. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

      The following table shows the compensation earned by the non-interested Directors for the fiscal year ended May 31, 1999 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1998.

                                                                                                         Aggregate
                                                                    Pension or         Estimated     Compensation from
                                                                 Retirement Benefits     Annual       Fund and Other
                                    Position with  Compensation  Accrued as Part of   Benefits upon      MLAM/FAM-
Name                                    Fund         From Fund     Fund Expense        Retirement     Advised Funds(1)
-----                                -----------   ------------  -----------------    -------------  ----------------
Joe Grills .......................    Director       $                 None               None           $198,333
Walter Mintz .....................    Director       $                 None               None           $178,583
Robert S. Salomon, Jr. ...........    Director       $                 None               None           $178,583
Melvin R. Seiden .................    Director       $                 None               None           $178,583
Stephen B. Swensrud ..............    Director       $                 None               None           $195,583

------------
(1)   The directors  serve on the boards of  MLAM/FAM-advised  funds as follows:
      Joe Grills (23 registered investment companies consisting of 55 portfolios), Walter Mintz (21 registered investment companies consisting of 42 portfolios), Robert S. Salomon, Jr. (21 registered investment companies consisting of 42 portfolios), Melvin R. Seiden (21 registered investment companies consisting of 42 portfolios), Stephen B. Swensrud (24 registered investment companies consisting of 57 portfolios).

      Directors of the Fund may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."

Management and Advisory Arrangements

      Investment Advisory Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Directors, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

      Investment Advisory Fee. The Fund has entered into a management agreement with the Manager (the "Management Agreement"), pursuant to which the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.50% of the average daily net assets of the Fund. The table below sets forth information about the total management fees paid by the Fund to the Manager for the periods indicated.

                                                         Investment Advisory
                    Fiscal Year Ended May 31,                   Fee
                    ------------------------                    ---
        1999 ..........................................      $
        1998 ..........................................      $3,593,905
        1997 ..........................................      $3,689,185

      Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; SEC fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of non-interested Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans."

      Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year if approved annually (a) by the Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

      Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

      Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

      The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

      The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

      Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

      Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

      The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Investment Adviser or FAM. Funds advised by the Investment Adviser or FAM that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "Select Pricing Funds."

      The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives -- Class A and Class D Shares

      Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

      The term "purchase," as used in the prospectus and this statement of additional information in connection with an investment in class a and class d shares of the fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the investment company act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

      Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employee-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

Class A and Class D Sales Charge Information


                                       Class A Shares
---------------------------------------------------------------------------------------------
For the Fiscal Year    Gross Sales     Sales Charges   Sales Charges       CDSCs Received on
       Ended             Charges        Retained By       Paid To            Redemption of
      May 31,           Collected       Distributor    Merrill Lynch      Load-Waived Shares
 -----------------     ----------      ------------    ------------       ------------------
      1999                $453              $0             $453                   $0
      1998                $  0              $0             $  0                   $0
      1997                $  0              $0             $  0                   $0


                                       Class D Shares
---------------------------------------------------------------------------------------------
For the Fiscal Year    Gross Sales     Sales Charges   Sales Charges       CDSCs Received on
       Ended             Charges        Retained by       Paid to            Redemption of
      May 31,           Collected       Distributor    Merrill Lynch      Load-Waived Shares
 -----------------     ----------      ------------    ------------       ------------------
      1999               $11,029          $  797          $10,232                 $0
      1998               $14,227          $1,219          $13,008                 $0
      1997               $11,286          $  934          $10,352                 $0

      The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

      Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

      Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

      Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

      Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

      The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

      TMA(SM) Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

      Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

      Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free fromMerrill Lynch Business Financial Services at (800) 237-7777.

      Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

      Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

      Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

      Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

      Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied.
Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

      Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch

High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

      Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Deferred Sales Charge Alternatives -- Class B and Class C Shares

      Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

      Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

      The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

Contingent Deferred Sales Charges -- Class B Shares

      Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

      The following table sets forth the Class B CDSC:

                                                       CDSC as a Percentage
                                                         of Dollar Amount
      Year Since Purchase Payment Made                   Subject to Charge
      -------------------------------                    ----------------
      0-1 ............................................          4.0%
      1-2 ............................................          3.0%
      2-3 ............................................          2.0%
      3-4 ............................................          1.0%
      4 and thereafter ...............................         None

      To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

      The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at the time of the redemption in an Employee AccessSM Account available through employers providing eligible 401(k) plans. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See
"Shareholder  Services  -- Fee Based  Programs"  and "--  Systematic  Withdrawal
Plan."

      Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

      Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

      In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

      In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

      Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

      Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares

      Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plans. See "Shareholder Services -- Systematic Withdrawal Plan." The Class C CDSC of the Fund and certain other MLAM-advised mutual funds may be waived with respect to Class C shares purchased by an investor with the net proceeds of a tender offer made by certain MLAM-advised closed end funds, including Merrill Lynch Senior Floating Rate Fund II, Inc. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed end fund.

Class B and Class C Sales Charge Information

                                Class B Shares*
       ---------------------------------------------------------------
       For the Fiscal Year        CDSCs Received         CDSCs Paid to
          Ended May 31,           by Distributor         Merrill Lynch
       -------------------        --------------         -------------
              1999                   $                     $
              1998                   $                     $
              1997                   $                     $

------------
* Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                                Class C Shares
       ---------------------------------------------------------------
       For the Fiscal Year        CDSCs Received         CDSCs Paid to
          Ended May 31,           by Distributor         Merrill Lynch
       -------------------        --------------         -------------
              1999                   $                     $
              1998                   $                     $
              1997                   $                     $

      Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

Distribution Plans

      Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment

Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

      The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

      The Distribution Plans for Class B and Class C shares each provides that the Fund also pay the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.50% for Class B shares and 0.55% for Class C shares of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

      The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

      Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

      As of December  31,  1998,  the fully  allocated  accrual  revenues of the
Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual expenses by approximately $297,000 (.38% of Class B net assets at that date). As of May 30, 1999, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $297,000 (.41% of Class B net assets at that date). As of December 31, 1998, the fully allocated accrual revenues of the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual expenses by approximately $22,000 (.48% of Class C net assets at that date). As of May 31, 1999, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $22,000 (.35% of Class C net assets at that date).

      For the fiscal year ended May 31, 1999, the Fund paid the Distributor $ pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $ million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended May 31, 1999, the Fund paid the Distributor $ pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $ million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended May 31, 1999, the Fund paid the Distributor $ pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $ million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

      The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

      The following table sets forth comparative information as of May 31, 1999 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                                         Data Calculated as of May 31, 1999
                                    ----------------------------------------------------------------------------------------
                                                                   (in thousands)
                                                                                                                   Annual
                                                                                                                Distribution
                                                Allowable     Allowable                Amounts                     Fee at
                                     Eligible   Aggregate    Interest on  Maximum    Previously     Aggregate   Current Net
                                      Gross       Sales        Unpaid      Amount     Paid to        Unpaid        Asset
                                     Sales(1)   Charges(2)   Balance(3)   Payable   Distributor(4)   Balance     Level(5)
                                    ----------  ----------   -----------  --------  --------------  ---------  -------------
Class B Shares for the
  period October 21, 1988
  (commencement of operations)
  to May 31, 1999
Under NASD Rule as Adopted ......   $1,030,989  $ 64,437      $ 42,501    $106,938     $21,443      $ 85,493     $ 364
Under Distributor's Voluntary
  Waiver ........................   $1,030,989  $ 64,437      $  5,155    $ 69,592     $21,443      $ 48,147     $ 364
Class C Shares, for the period
  October 21, 1994 (commencement
  of operations) to May 31, 1999
Under NASD Rule as Adopted ......   $   13,941  $    871      $    221    $  1,092     $   124      $    967     $  34

------------

(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(4) Consists of CDSC payments, distribution fee payments and accruals. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                              REDEMPTION OF SHARES

      Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

      The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

      The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

Redemption

      A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption requests must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

      At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such Fund shares, which will not usually exceed 10 days.

Repurchase

      The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

      The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege -- Class A and Class D Shares

      Shareholders who have redeemed their class a or class d shares of the fund have a privilege to reinstate their accounts by purchasing class a or class d shares, as the case may be, of the fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the transfer agent within 30 days after the date the request for redemption was accepted by the transfer agent or the distributor.
Alternatively, the reinstatement privilege may be exercised through the investor's merrill lynch financial consultant within 30 days after the date the request for redemption was accepted by the transfer agent or the distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                                PRICING OF SHARES

Determination of Net Asset Value

      Reference is made to "How Shares are Priced" in the Prospectus.

      The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor are accrued daily.

      The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

      Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

      Generally, trading in mortgage-backed or other securities issued or guaranteed by United States Government agencies or instrumentalities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value.

Computation of Offering Price Per Share

      An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on May 31, 1999 is set forth below.


                                                 Class A           Class B         Class C           Class D
                                              ------------      -------------   ------------      ------------

Net Assets ................................    $                 $                $                 $
                                             ==============    ==============   =============     =============
Number of Shares Outstanding ..............
                                             ==============    ==============   =============     =============
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding) ............................    $                 $               $                 $
Sales Charge (for Class A and Class D
  shares: 4.00% of offering price; 4.17%
  of net asset value per share)* ..........                                **              **
                                             ==============    ==============   =============     =============
Offering Price ............................    $                 $               $                 $
                                             ==============    ==============   =============     =============

------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares --Deferred Sales Charges Alternatives -- Class B and Class C Shares" herein.

                             PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

      Subject to obtaining the best price and execution, brokers who provide supplemental investment research services to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Manager the Fund will benefit from supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

      For the fiscal years ended May 31, 1997, 1998 and 1999, the Fund paid no brokerage commissions.

      The Fund invests primarily in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

      Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

      The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

      The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors and certain of these services are not available to investors who place orders through the Merrill Lynch BlueprintSM Program.

Investment Account

      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

      Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

      Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

      Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Exchange Privilege

      U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

      Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

      Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit, ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

      Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

      Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

      Prior to  October  12,  1998,  exchanges  from the Fund and  other  Select
Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

      Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

      Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

      Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND (1-(800)-637-3863).

Retirement and Education Savings Plans

      Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch may charge an initial establishment fee and an annual fee for each account. Information with respect to these plans is available on request from Merrill Lynch.

      Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Different tax rules apply to RothIRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

      A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. Alternatively, an investor that maintains a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 for retirement accounts) or more through the CMA(R) or CBA(R) Automated Investment Program.

Automatic Dividend Reinvestment Plan

      Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

      Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

Systematic Withdrawal Plan

      A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

      At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

      With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.

      Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

      Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption
Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

                               DIVIDENDS AND TAXES
Dividends

      The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least monthly. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

      See "Shareholder Services -- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. A shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares -- Determination of Net Asset Value."

Taxes

      The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

      Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any capital gain dividends, as well as the amount of capital gain dividends in different categories of capital gain referred to above.

      Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

      Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

      Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

      Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

      No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

      If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

      A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Tax Treatment of Interest Rate Transactions, Options and Futures

      The Fund may write, purchase or sell options and futures. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

      Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options and futures contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in options and futures contracts.

      The Fund may make investments that produce taxable income that is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include dollar rolls and obligations that have original issue discount (such as SMBSs) that accrue discount or are subordinated in the mortgage-backed securities structure. Such taxable income would be treated as income earned by the Fund and would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting loss deduction, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders so as to qualify for treatment as a RIC at all times.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

      Ordinary income and capital gain dividends may also be subject to state and local taxes.

      Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. In general, state law does not consider income derived from MBSs to be income attributable to U.S. Government obligations.

      Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

      From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

      Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

      The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales loads in the case of Class A and Class D shares, the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

      Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.


                                              Class A Shares                      Class B Shares
                                   ------------------------------------  ------------------------------------
                                     Expressed as      Redeemable Value    Expressed as      Redeemable Value
                                     a percentage     of a hypothetical    a percentage     of a hypothetical
                                      based on a      $1,000 investment     based on a      $1,000 investment
                                     hypothetical       at the end of      hypothetical       at the end of
Period                             $1,000 investment     the period      $1,000 investment     the period
------                             -----------------  -----------------  -----------------  -----------------
                                                          Average Annual Total Return
                                                 (including maximum applicable sales charges)
One Year Ended May 31, 1999 .....           %            $                        %            $
Five Years Ended May 31,1999 ....           %            $                        %            $
Inception (October 21, 1994)
  to May 31, 1999 ...............           %            $                        %            $
Inception (August 2, 1991)
  to May 31, 1999 ...............           %            $                        %            $
                                                             Annual Total Return
                                                 (excluding maximum applicable sales charges)
Year Ended May 31,
   1999 .........................           %            $                        %            $
   1998 .........................       5.66%            $1,056.60            4.85%            $1,048.50
   1997 .........................       7.48%            $1,074.80            6.44%            $1,064.40
   1996 .........................       6.41%            $1,064.10            5.34%            $1,053.40
   1995 .........................           %            $                    5.48%            $1,054.80
   1994 .........................           %            $                    0.77%            $1,007.70
   1993 .........................           %            $                    2.48%            $1,024.80
   1992 .........................           %            $                    4.33%            $1,043.30


                                                                  Aggregate Total Return
                                                        (including maximum applicable sales charges)
Inception (October 21, 1994) to
   May 31, 1999 .................           %            $                     --                   --
Inception (August 2, 1991) to
   May 31, 1999 .................         --                  --                  %           $

                                              Class C Shares                      Class D Shares
                                   ------------------------------------  ------------------------------------
                                     Expressed as      Redeemable Value    Expressed as      Redeemable Value
                                     a percentage     of a hypothetical    a percentage     of a hypothetical
                                      based on a      $1,000 investment     based on a      $1,000 investment
                                     hypothetical       at the end of      hypothetical       at the end of
Period                             $1,000 investment     the period      $1,000 investment     the period
------                             -----------------  -----------------  -----------------  -----------------
                                                          Average Annual Total Return
                                                 (including maximum applicable sales charges)
One Year Ended May 31, 1999 .....           %            $                        %           $
Five Years Ended May 31, 1999 ...           %            $                        %           $
Inception (October 21, 1994) to
   May 31, 1999 .................           %            $                        %           $
Inception (August 2, 1991) to
   May 31, 1999 .................           %            $                        %           $
                                                             Annual Total Return
                                                 (excluding maximum applicable sales charges)
Year Ended May 31,
   1999 .........................           %            $                        %           $
   1998 .........................       4.71%            $1,047.10            5.40%           $1,054.00
   1997 .........................       6.51%            $1,065.10            7.11%           $1,071.10
   1996 .........................       5.30%            $1,053.00            5.91%           $1,059.10
Inception (October 21, 1994) to
   April 30, 1995 ...............           %            $                        %           $
   1995 .........................           %            $                    5.91%           $1,059.10
   1994 .........................           %            $                    1.28%           $1,012.80
   1993 .........................           %            $                    2.99%           $1,029.90
Inception (August 2, 1991) to
   May 31, 1999 .................           %            $                        %           $


                                                                  Aggregate Total Return
                                                        (including maximum applicable sales charges)
Inception (October 21, 1994) to
   May 31, 1999 .................           %            $                        %           $
Inception (August 2, 1991) to
   May 31, 1999 .................           %            $                        %           $

      In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares," the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

      On occasion, the Fund may compare its performance to various indices including the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

      Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                               GENERAL INFORMATION

Description of Shares

      The Fund was incorporated under Maryland law on April 19, 1991. It has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class C each consists of 100,000,000 shares, Class B consists of 600,000,000 shares and Class D consists of 200,000,000 shares. Class A, Class B, Class C and Class D Common Stock all represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.


      Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act of 1940 does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the account maintenance and/or distribution of the shares of a class will be borne solely by such class. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

      The Manager provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. Such shares will be acquired for investment and can only be disposed by redemption. The organizational expenses of the Fund were paid by the Fund and amortized over a period not exceeding five years. The proceeds realized by the Manager (or any subsequent holder) upon redemption of any of such shares will be reduced by the proportionate amount of the unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.


Independent Auditors

      Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540 has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

     The Bank of New York, (the "Custodian"), 90 Washington Street, 12th Floor, New York, New York 10286, acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside of the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

Transfer Agent

      Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

Legal Counsel

      Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

Reports to Shareholders

      The fiscal year of the Fund ends on May 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Shareholder Inquiries

      Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

      Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

      To the knowledge of the Fund, the following persons or entities owned beneficially 5% or more of a class of the Fund's shares as of September 1, 1999

                                                                      Percentage
          Name                                 Address                 and Class
------------------------------------    -------------------------    ----------------

Mr. Gregory M. Maunz                    4 Jacob Drive                31.6% of Class A
                                        Lawrenceville, NJ 08646

Merrill Lynch Trust Co.                 P.O. Box 30531               21.2% of Class A
Successor Trustee                       New Brunswick, NJ 08989
Florence L. Codman Irrevocable Trust
Attn: Shirley White

Michael Normile and                     878 Scioto Drive             14.4% of Class A
Eileen Normille JTWTROS                 Franklin Lakes, NJ 07417

1998 Deferred Compensation              400 Atrium Drive             8% of Class A
Attn: Victoria Niles                    Somerset, NJ 08873

99 Short Term Global Deferral           400 Atrium Drive             6.3% of Class A
Attn: Victoria Niles                    Somerset, NJ 08873

Universities Research Associates        1111 19th Street NW #400      6.3% of Class C
Attn: Dr. Gail Young                    Washington, D.C. 20036

Sang Hoon Hahn and                      4439 Kahala Avenue           5.9% of Class C
Haijoung Hahn JTWTROS                   Honolulu, HI 96816

Young President's Organization Inc.     451 S. Decker Drive #200     10.5% of Class D
Attn: Kelly Parker                      Irving, TX 75062

San Fernando Comm Hospital              14850 Roscoe Boulevard       9.2% of Class D
DBA Mission Comm Hospitals              Panorama City, CA 91402
Operating Account PC
Attn: Bruce Donaldson

Money PRCH Pension                      500 Galland Building         7.6% of Class D
PLN Hills CL                            1221 Second Avenue
L. Peterson, M. Clark, G. Martin, Jr.   Seattle, WA 98101

PTF Sharing Plan                        500 Galland Building         6.6% of Class D
HLLS CLRK Martin                        1221 Second Avenue
TTEE: L. Peterson, M. Clark,            Seattle, WA 98101
G. Martin Jr.

Fontbonne College Current Fund          6800 Wydown Boulevard        5.7% of Class D
Attn: Sarah Wymore                      Clayton, MO 63105

                              FINANCIAL STATEMENTS

      The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

CODE #: 13937-09-99

                                     PART C
ITEM 23. Exhibits

       Exhibit
       Number     Description
       -------    ----------

          1(a) -- Articles of  Incorporation  of the Registrant,  dated April
                  18, 1991.(a)

           (b) -- Articles of Amendment to Articles of Incorporation of the Registrant, dated May 31, 1991.(b)

           (c) -- Articles of Amendment to Articles of Incorporation of the Registrant, dated October 17, 1994.(a)

           (d) -- Articles Supplementary to Articles of Incorporation of the Registrant, dated October 17, 1994.(a)

          2    -- By-Laws of the Registrant.(a)

          3    -- Portions of the Articles of  Incorporation,  and By-Laws of
                  the Registrant defining the rights of shareholders of the Registrant.(c)

          4(a) -- Management  Agreement  between the  Registrant  and Merrill
                  Lynch Asset Management, L.P.(a)

           (b) -- Supplement to Management Agreement between the Registrant and Merrill Lynch Asset Management, L.P.(c)

          5(a) -- Form of Class A Shares  Distribution  Agreement between the
                  Registrant and Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. (the "Distributor") (including Selected Dealers Agreement).(c)

           (b) --  Class  B  Shares   Distribution   Agreement   between  the
                   Registrant and the Distributor.(a)

           (c) -- Letter Agreement between the Registrant and the Distributor
                  with  respect  to  the  Merrill   Lynch  Mutual  Fund  Advisor
                  Program.(e)

           (d) -- Form of Class C Shares Distribution Agreement between the Registrant and the Distributor, (including Selected Dealers Agreement).(c)

           (e) -- Form of Class D Shares Distribution Agreement between the Registrant and the Distributor (including Selected Dealers Agreement).(c)

          6    -- None.

          7    -- Custody  Agreement  between the  Registrant and The Bank of
                  New York.(a)

          8(a) -- Transfer Agency, Dividend Disbursing Agency and Shareholder
                  Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(a)

           (b) -- License Agreement Relating to Use of Name between the Registrant and Merrill Lynch & Co., Inc.(a)

          9(a) -- Opinion of Brown & Wood LLP, counsel to the Registrant.(a)

           (b) -- Consent of Brown & Wood LLP, counsel to the Registrant.

         10    -- Consent of Deloitte & Touche LLP,  independent auditors for the Registrant.

         11    -- None.

         12    -- Certificate of Merrill Lynch Asset Management, L.P.(a)

         13(a) -- Amended  and  Restated  Class B  Distribution  Plan of the
                  Registrant.(a)

           (b) -- Form of Class C Distribution Plan and Class C Distribution Plan Sub-Agreement of the Registrant.(c)

           (c) -- Form of Class D Distribution Plan and Class D Distribution Plan Sub-Agreement of the Registrant.(c)

         14    -- None.

         15    -- Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule
                  18f-3.(d)

----------
(a) Filed on September 25, 1995, as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-1A (File No. 33-40332)(the "Registration Statement").

(b)  Reference  is made to  Article V,  Article VI  (section  3),  Article  VII,
     Article VIII and Article X of the Registrant's Articles of Incorporation, previously filed as Exhibit 1 to the Registration Statement; and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII,
     Article XIII and Article XIV of the Registrant's By-Laws previously filed as Exhibit 2 to the Registration Statement.

(c) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement.

(d) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

(e) Previously filed as an exhibit to Post-Effective Amendment No. 8 to the Registration Statement.

Item 24. Persons Controlled by or Under Common Control with Registrant

     Not applicable.

Item 25.  Indemnification

     Reference is made to Article VI of Registrant's  Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeaseance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     In Section 9 of the Class A and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient or the advance ultimately will be found entitled to indemnification.

Item 26. Business and Other Connections of Investment Adviser

     Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

     Fund Asset Management, L.P. ("FAM"), an affiliate of the Investment Adviser acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi- State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch
Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies:
Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt

Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc.,
MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New
Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111- 2665. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since May 1, 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Giordano and Monagle are officers of one or more of such companies.

                               Position(s) with the                    Other Substantial Business,
Name                            Investment Adviser                  Profession, Vocation or Employment
----                           --------------------                 ----------------------------------
 ML & Co. ...................  Limited Partner         Financial Services Holding Company; Limited Partner of FAM

 Princeton Services .........  General Partner         General Partner of FAM

 Jeffrey M. Peek ............  President               President of FAM; President and Director of Princeton Services;
                                                       Executive Vice President of ML & Co.; Managing Director and
                                                       Co-Head of the Investment Banking Division of Merrill Lynch in
                                                       1997

 Terry K. Glenn .............  Executive Vice          Executive Vice President of FAM; Executive Vice
                               President               President and Director of Princeton Services; President and
                                                       Director of PFD; Director of FDS; President of Princeton
                                                       Administrators

                               Position(s) with the                    Other Substantial Business,
Name                            Investment Adviser                  Profession, Vocation or Employment
----                           --------------------                 ----------------------------------
 Gregory A. Bundy ...........  Managing Director       Managing Director and Chief Operating Officer of FAM;
                               and Chief               Managing Director and Chief Operating Officer of
                               Operating Officer       Princeton Services; Co-CEO of Merrill Lynch Australia
                                                       from 1997 to 1999;  Managing Director of Merrill Lynch
                                                       from 1992 to 1996

 Donald C. Burke ............  Senior Vice President,  Senior Vice President and Treasurer of FAM;
                               Treasurer and           Senior Vice President and Treasurer of Princeton Services;
                               Director of Taxation    Vice President of PFD; First Vice President of the Investment
                                                       Adviser from 1997 to 1999; Vice President of the Investment
                                                       Adviser from 1990 to 1997

 Michael G. Clark ...........  Senior Vice President   Senior Vice President of FAM; Senior Vice President of FAM; Senior
                                                       Vice President of Princeton Services; Treasurer and Director of
                                                       PFD; First Vice President of the Investment Adviser from 1997 to
                                                       1999; Vice President of the Investment Adviser from 1996 to 1997

 Robert C. Doll .............  Senior Vice President   Senior Vice President of FAM; Senior Vice President of Princeton
                                                       Services; Chief Investment Officer of Oppenheimer Funds, Inc. in
                                                       1999 and Executive Vice President thereof from 1991 to 1999

 Linda L. Federici ..........  Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                       Princeton Services

 Vincent R. Giordano ........  Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                       Princeton Services

 Michael J. Hennewinkel .....  Senior Vice President,  Senior Vice President, Secretary and General Counsel
                               Secretary and General   of FAM; Senior Vice President of Princeton Services
                               Counsel

 Philip L. Kirstein .........  Senior Vice President   Senior Vice President of FAM; Senior Vice President, Secretary,
                                                       General Counsel and Director of Princeton Services

 Ronald M. Kloss ............  Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                       Princeton Services

 Debra W. Landsman-Yaros ....  Senior Vice President   Senior Vice President of FAM; Senior Vice President of Princeton
                                                       Services; Vice President of PFD

 Stephen M. M. Miller .......  Senior Vice President   Executive Vice President of Princeton Administrators; Senior Vice
                                                       President of Princeton Services

 Joseph T. Monagle, Jr. .....  Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                       Princeton Services

 Brian A. Murdock ...........  Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                       Princeton Services

 Gregory D. Upah ............  Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                       Princeton Services

Item 27. Principal Underwriters

     (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and MerrillLynch Senior Floating Rate Fund II, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

     (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                               Position(s) and Office(s)       Position(s) and Office(s) with
Name                                   with PFD                          Registrant
----                           -------------------------      ----------------------------------
 Terry K. Glenn .............  President and Director         President and Director

 Michael G. Clark ...........  Treasurer and Director         None

 Thomas J. Verage ...........  Director                       None

 Robert W. Crook ............   Senior Vice President         None

 Michael J. Brady ...........   Vice President                None

 William M. Breen ...........   Vice President                None

 Donald C. Burke ............   Vice President                Vice President and Treasurer

 James T. Fatseas ...........   Vice President                None

 Debra W. Landsman-Yaros ....   Vice President                None

 Michelle T. Lau ............   Vice President                None

 Salvatore Venezia ..........   Vice President                None

 William Wasel ..............   Vice President                None

 Robert Harris ..............   Secretary                     Secretary

     (c) Not applicable.

Item 28. Location of Accounts and Records

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29. Management Services

     Other than as set forth under the caption "Management of the Fund -- Merrill Lynch Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 30th day of July, 1999.




                             MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.
                                                (Registrant)


                            By         /s/ DONALD C. BURKE
                                 -----------------------------------------------
                                 (Donald C. Burke, Vice President and Treasurer)


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                               Title                              Date
        ---------                               -----                              ----
      TERRY K. GLENN*                President and Director
-----------------------------        (Principal Executive Officer)
      (Terry K. Glenn)

      /s/ DONALD C. BURKE            Vice President and Treasurer              July 30, 1999
-----------------------------        (Principal Financial
      (Donald C. Burke)              and Accounting Officer)


      DONALD CECIL*                  Director
-----------------------------
      Donald Cecil)

      ROLAND M. MACHOLD*             Director
-----------------------------
      (Roland M. Machold)

      EDWARD H. MEYER*               Director
-----------------------------
      (Edward H. Meyer)

      CHARLES C. REILLY*             Director
-----------------------------
      (Charles C. Reilly)

      RICHARD R. WEST*               Director
-----------------------------
      (Richard R. West)

      ARTHUR ZEIKEL*                 Director
-----------------------------
      (Arthur Zeikel)

      EDWARD D. ZINBARG*             Director
-----------------------------
      (Edward D. Zinbarg)

*By:     /s/DONALD C. BURKE                                                    July 30, 1999
-----------------------------
(Donald C. Burke, Attorney-in-Fact)

                                POWER OF ATTORNEY

The undersigned, the Directors/Trustees and the officers of each of the registered investment companies listed below, hereby authorzize Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr. or any of them, as attorney-in-fact, to sign on his behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Adjustable Rate Securities Fund, Inc.; Apex Municipal Fund, Inc.; Merrill Lynch Asset Builder Program, Inc.; Corporate High Yield Fund, Inc.; Corporate High Yield Fund II, Inc.; Corporate High Yield Fund III, Inc.; Merrill Lynch Federal Securities Trust; Merrill Lynch Fundamental Growth Fund, Inc.; Income Opportunities Fund 1999, Inc.; Income Opportunities Fund 2000, Inc.:
MuniHoldings Insured Fund II, Inc.; MuniHoldings Insured Fund III, Inc.; MuniInsured Fund, Inc.; MuniYield Insured Fund, Inc.; Merrill Lynch Phoenix Fund, Inc.; Merrill Lynch Real Estate Fund, Inc.; Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust and Summit Cash Reserves Fund of Financial Institution Series Trust.

                    Signature                                        Title                         Date
                    ---------                                        ----                          ----

               /s/ TERRY K. GLENN                     President (Principal Executive
-----------------------------------------------         Officer), Director and Trustee     April 13, 1999
                (Terry K. Glenn)

               /s/ DONALD C. BURKE                    Vice President and Treasurer
-----------------------------------------------         (Principal Financial
                (Donald C. Burke)                       and Accounting Officer)            April 13, 1999

                 /s/ JOE GRILLS                       Director/Trustee                     April 13, 1999
----------------------------------------------
                  (Joe Grills)

                /s/ WALTER MINTZ                      Director/Trustee                     April 13, 1999
----------------------------------------------
                 (Walter Mintz)

           /s/ ROBERT S. SALOMAN, JR.                 Director/Trustee                     April 13, 1999
----------------------------------------------
            (Robert S. Saloman, Jr.)

              /s/ MELVIN R. SEIDEN                    Director/Trustee                     April 13, 1999
----------------------------------------------
               (Melvin R. Seiden)

             /s/ STEPHEN B. SWENSRUD                  Director/Trustee                     April 13, 1999
----------------------------------------------
             (Stephen B. Swensrud)

                /s/ARTHUR ZEIKEL                      Director/Trustee                     April 13, 1999
----------------------------------------------
                 (Arthur Zeikel)


                                 EXHIBIT INDEX

Exhibit
Numbers        Description
-------        -----------
   9(b)  --   Consent of Brown & Wood LLP, counsel to the Registrant.

  10     --   Consent of Deloitte & Touche LLP, independent auditors for the
              Registrant.